                                                              Cablewave Systems

                           Authorized Distributor Agreement
                                 made by and between
                            RADIO FREQUENCY SYSTEMS, INC.
                                CABLEWAVE SYSTEMS DIV.
                                   60 Dodge Avenue
                                North Haven, CT 06473

                           Hereinafter referred to as "CS"
                                         and
                               IWL COMMUNICATIONS, INC.
                                 1000 River Bend Blvd
                               River Bend Business Ctr
                                       Suite R
                                  St. Rose, LA 70087

     Hereinafter referred to as "DISTRIBUTOR" and/or IWL COMMUNICATIONS, INC.

The parties agree:

1.  SCOPE OF AGENCY

1.1 CS hereby appoints IWL COMMUNICATIONS, INC. to be its duly authorized DISTRIBUTOR for the sale of CS products as set forth in Exhibit A hereto.

2.  FUNCTION OF DISTRIBUTOR

2.1 The function of the DISTRIBUTOR as it pertains to this agreement is to provide an effective and efficient channel of distribution for the sale of CS products, which is predicated upon providing customers with high quality products and on time services.

    FURTHER THE DISTRIBUTOR SHALL MAINTAIN SUFFICIENT INVENTORY OF CS PRODUCTS TO ASSURE THE CUSTOMER THE FASTEST AND EASIEST METHOD FOR RECEIVING CS PRODUCT SHIPPED FROM AN "IN STOCK" POSITION FROM THE DISTRIBUTOR'S FACILITY.

2.2 The DISTRIBUTOR agrees to work closely with CS, advising CS of any technical advances, customer problems, needs, and market trends.

3.0 SPECIFIC OBLIGATIONS OF DISTRIBUTOR

3.1 To preserve the strict confidentiality of information obtained by IWL COMMUNICATIONS, INC. concerning the business or affairs of CS, including, without limiting, the generality of the foregoing, trade secrets, customer lists, and information concerning the design or method of manufacture of CS products, and to refrain from disclosing, during the terms of this Agreement or any time thereafter, any such information to any person or persons, natural or corporate, or the use of such information by DISTRIBUTOR.

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AUTHORIZED DISTRIBUTOR AGREEMENT                              Cablewave Systems


3.2 The DISTRIBUTOR agrees that it has no authority to make warranties or representations other than published, standard warranties, to customers or others in the name of CS and will indemnify and hold harmless CS from any notice, claim, demand or suit arising out of or related to any warranty or representation alleged to have been made by DISTRIBUTOR or any of its agents, servants, employees, officers or directors.

3.3 The DISTRIBUTOR agrees to provide monthly "Point-of-shipment reports to CS by the 15th (or next business day) of each month. Said report shall accurately list sales by the first three digit zip code in each CS product category. Time is of the essence as to delivery of this report to CS. This report will provide the basis from which Manufacturer's Representative commissions will be determined, therefore, CS reserves the right to have periodic independent financial audit of the Point-of-Shipment reports and substantiating documentation as required.

3.4 The DISTRIBUTOR agrees to provide to CS by the 15th of (or next business day) of each month an inventory-on-hand report. Identifying all CS products currently in inventory.

3.5 The DISTRIBUTOR shall pay all expenses incurred by it in connection with the conduct of its authority to solicit sales, and shall not, without prior written authority, incur any expenses on behalf of CS.

4.0 SPECIFIC OBLIGATIONS OF CS TO DISTRIBUTOR

4.1 The Distributor is authorized to purchase for resell, CS products as defined in Exhibit A of this agreement.

4.2 The discounts that will apply to the Distributor under this agreement are as set forth in Exhibit B herein.

4.3 CO-OP Advertising will be authorized in accordance with the procedures outlined in Exhibit C to this agreement.

4.4 CS "Return Material Policies" are as defined in Exhibit D to this agreement.

5.0 GENERAL PROVISIONS

5.1 The DISTRIBUTOR agrees to make payment on all invoices within sixty (60) days after invoice date. In the event that invoices are not paid when due, CS may discontinue further shipments on open account and terminate this agreement, while retaining all its rights hereunder.

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AUTHORIZED DISTRIBUTOR AGREEMENT                              Cablewave Systems

5.2 The following CS standard warranty shall apply to all products sold to IWL COMMUNICATIONS, INC. Associated cost to be incurred in the repair or replacement of defective products under warranty will be negotiated between IWL COMMUNICATIONS, INC. and CS on a case-by-case basis.

    WARRANTY - Seller warrants that any equipment sold hereunder shall be free from defects in materials and workmanship for one (1) year after shipment. To make a claim under this warranty, the Buyer must notify the Seller in writing immediately after the Buyer discovers or should have discovered the defect and receive authorization to return the defective equipment to Seller. Seller's sole and exclusive liability shall be to replace the defective CS product and ship it back to the Buyer. This warranty does not apply to defects not caused by the Seller, such as acts of God, abuse, improper installation or alteration. Equipment supplied as a warranty replacement shall be warranted for the remainder of the original warranty period.

    NO EXPRESS WARRANTIES AND NO IMPLIED WARRANTIES WHETHER OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR OTHERWISE (EXCEPT AS TO TITLE) OTHER THAN THOSE SET FORTH ABOVE SHALL APPLY TO EQUIPMENT SOLD BY SELLER AND NO WAIVER, ALTERATION OR MODIFICATION OF THE FOREGOING SHALL BE BINDING AGAINST SELLER UNLESS SIGNED BY AN EXECUTIVE OFFICER OF THE SELLER.

5.3 Product shipments will be made in accordance with the shipping procedures outlined in Exhibit B-1 included herein.

5.4 All orders placed by Distributor under this agreement will be subject to CS general conditions of sale.

6.0 TERMS OF AGREEMENT

6.1 The Agreement shall come into effect on MARCH 1, 1996 and be in force unless terminated by either of the parties hereto.

6.2 Notice of such termination shall be given in writing and become effective 60 (sixty) days after receipt of such notice. Such termination requires certified mail with return receipt.

6.3 Either party shall have the right to immediately terminate the Agreement on 60 (sixty) days prior notice to the other party by certified mail, return receipt requested. Said right may be exercised either with or without cause.

7.0 DISPUTES AND COMPETENT COURT

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AUTHORIZED DISTRIBUTOR AGREEMENT                              Cablewave Systems


7.1 The parties hereto shall endeavor to settle amicably any differences or disputes arising from the performance of this Agreement.

7.2 If legal proceedings should prove necessary, the parties agree that any action related to or arising out of this Agreement shall be brought within the State of Connecticut, and the parties do further stipulate and agree that the courts of the State of Connecticut shall have jurisdiction with respect to any such actions. This Agreement is entered into the State of Connecticut and the State of Connecticut has substantial relationship to the subject matter of this Agreement.

7.3 This Agreement and the rights and obligations of the parties hereto shall be governed by U.S. law.

7.4 This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements between the parties and their predecessors, whether written or oral.

8.0 AMENDMENTS AND MODIFICATIONS

8.1 No amendment or modification to this agreement shall be valid, binding or enforceable unless in writing signed by the parties.

9.0 ASSIGNMENT

9.1 Neither the rights nor the duties of either party hereunder may be assigned to any third party without the express written consent of the other party.


WHEREOF, the parties have caused this agreement to be signed and dated.

IWL COMMUNICATIONS, INC.               RADIO FREQUENCY SYSTEMS, INC.
                                       CABLEWAVE SYSTEMS DIV.

By:                                    By: /s/ CHARLES H. LINKE
   ----------------------------            -------------------------------
                                           Charles H. Linke
                                           V.P. Sales & Mktg.

Date                                   Date
Signed:                                Signed:  2/19/96
   ----------------------------            -------------------------------

                                        4

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AUTHORIZED DISTRIBUTOR AGREEMENT                              Cablewave Systems

                          CABLEWAVE SYSTEMS PRODUCT LISTING

                                      EXHIBIT A

IWL COMMUNICATIONS, INC. is duly authorized as a DISTRIBUTOR to sell the following Cablewave Systems RF & Microwave standard transmission line products (REF: Cablewave Systems Catalog 720C).

    * Flexwell Low Loss Foam Dielectric coaxial cables 1/4" through 1 5/8" diameter.

    *    Flexwell FLC, coaxial cable connectors.

    *    Flexwell Coaxial Cable Installation Accessories.


                          ADDITIONAL SUPPLEMENTARY PRODUCTS

The following products offered to Distributors are in support of limited/small quantity sales. All orders for the products listed below will be dropshipped from Cablewave Systems direct to the end customer of the Distributor.

    *    Flexwell Air Dielectric coaxial cables 1/4" through 1-5/8" diameter.

    *    Flexwell Elliptical Waveguide from 2.3 GHz to 19.7 GHz.

    *    Flexwell Elliptical Waveguide Connectors and Installation Accessories

    * Standard and High Performance Microwave Antennas and Associated Accessories. (Ref. Cablewave Systems Microwave Catalog 800)

    *    Dehydrators and Pressurization Accessories.





BY: /s/ CHARLES H. LINKE                DATE: 2/19/96
    --------------------------                ---------------------------
    Charles H. Linke
    V.P. Sales & Mktg.

                                       5

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AUTHORIZED DISTRIBUTOR AGREEMENT                              Cablewave Systems

                          CABLEWAVE SYSTEMS DISCOUNT PROGRAM

                                      EXHIBIT B

The following discounts apply to the prices listed in the most current Cablewave Systems published price list in effect during the period of this agreement.

Discounts offered herein are predicated upon the Distributor placing stocking orders with ship dates of two weeks ARO or greater. If ship dates are less than two weeks ARO discounts will be reduced by XXX.

Cablewave Systems agrees to consider offering an additional project discount to IWL COMMUNICATIONS INC. on any major project, wherein the purchase order value would exceed XXX after normal discounts have been applied.

Distributor discounts will be reviewed annually and adjusted in accordance with Cablewave Systems discount policy as compared to the Distributor purchase volume for the preceding twelve month period.

DESCRIPTION                                                      DISCOUNT
-----------                                                      --------
Flexwell Low Loss Foam Dielectric coaxial cables
1/4" through 1 5/8" diameter.

(Bulk Length)                                                      XXX
                                                                   ---
(Cut Length)                                                       XXX
                                                                   ---
Flexwell FLC coaxial cable connectors                              XXX
                                                                   ---
Flexwell Coaxial Cable Installation Accessories                    XXX
                                                                   ---

                   ADDITIONAL SUPPLEMENTARY PRODUCTS

Flexwell Air Dielectric coaxial cables                             XXX
1/2" through 2 1/4" diameter.                                      ---

Flexwell Air Dielectric coaxial cable connectors                   XXX
                                                                   ---

Flexwell Elliptical Waveguide from 2.3 GHz                         XXX
to 19.7 GHz                                                        ---

Flexwell Elliptical Waveguide Connectors                           XXX
and Installation Accessories                                       ---

Standard and High Performance Microwave                            XXX
Antennas and associated Accessories                                ---
(Ref: Cablewave Systems Microwave Catalog 800)

All orders for air dielectric cable, elliptical waveguide, connectors and accessories, microwave antennas, and pressurization equipment will be dropshipped to the distributor's end customer.

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AUTHORIZED DISTRIBUTOR AGREEMENT                              Cablewave Systems


                        CABLEWAVE SYSTEMS DISCOUNT PROGRAM

                                      EXHIBIT B

DEFINITIONS:

Bulk length cable:

1) Any existing cable stock on reels which does not require rereeling, cutting or special handling and which is ordered by the Distributor in accordance with the reel lengths available and in stock at the time. (e.g., Distributor requests 2500 ft. of Flexwell 1/2" FLC12-50J, Cablewave's nearest in stock full reel length for 1/2" FLC12-50J is 2800. Distributor would order the 2800 ft. reel to receive the Bulk length cable discount.

Cut length cable:

1) Cable ordered by the Distributor in specified lengths which require cutting or special handling.






BY: /s/ CHARLES H. LINKE                 DATE: 2/19/96
    -----------------------------              --------------------------
    Charles H. Linke
    V.P. Sales & Mktg.

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AUTHORIZED DISTRIBUTOR AGREEMENT                              Cablewave Systems


                                  CABLEWAVE SYSTEMS
                             SHIPPING DELIVERY PROCEDURES

                                     EXHIBIT B-1

Any single orders placed for $5,000 and above and designated for shipment to one address in the U.S. (forty eight contiguous states) with a ship date of 2 weeks ARO or greater will be shipped freight paid by CS. Shipments of Microwave Antenna Systems are excluded from this and will be shipped Freight Collect or prepay and add. CS reserves the right to determine carrier and best surface means for these shipment. Any special shipping requirements (e.g. air freight) will be shipped freight collect or prepay and add.

All other shipments will be made F.O.B. CS plant collect or prepay and add and CS will make a best effort to choose the least expensive method unless a premium cost routing is specified by the DISTRIBUTOR.

Commercial packing costs are included in the price of the CS products. All cable products shipped to the DISTRIBUTOR will be 100% completely lagged or plywood wrapped and banded at no charge to the Distributor. If export packing is required, an additional charge will be made to the DISTRIBUTOR.

Orders placed under this Agreement will be subject to factory shipment dates of one week after receipt of order (ARO) or greater and are subject to inventory availability.

In the event of stock outs, Distributor may request an earlier factory shipment date rather than one week ARO, however, expedited shipment dates will be subject to inventory availability.

Emergency shipments requiring expedited delivery other than stock outs will be considered on a case-by-case basis.




BY: /s/ CHARLES H. LINKE                 DATE: 2/19/96
    -----------------------------              --------------------------
    Charles H. Linke
    V.P. Sales & Mktg.

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AUTHORIZED DISTRIBUTOR AGREEMENT                              Cablewave Systems



                               CABLEWAVE SYSTEMS CO-OP
                                 ADVERTISING PROGRAM

                                      EXHIBIT C


To encourage authorized distributors to advertise CS products, CS will participate in advertising promotions for CS products which are mutually agreed upon in advance and financial obligations on the part of CS have been preapproved.

CS shall work closely with the DISTRIBUTOR in the following areas:

    1)   Media advertising

    2)   Trade shows

    3)   Technical literature

    4)   Technical training

    5)   Publications / Catalogs

    6)   Product samples









BY: /s/ CHARLES H. LINKE                 DATE: 2/19/96
    -----------------------------              --------------------------
    Charles H. Linke
    V.P. Sales & Mktg.

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AUTHORIZED DISTRIBUTOR AGREEMENT                              Cablewave Systems


                         CABLEWAVE SYSTEMS RETURN MATERIAL
                                       PROGRAM


                                      EXHIBIT D

A.  Ongoing Overstock Inventory Rotation

    The following terms are intended to encourage the Distributor to participate in the purchase of all product line categories identified in Exhibit A to this agreement, specifically new products which may be introduced during the term of this agreement.

    1. Overstock rotation on individual items can not exceed XXXX of the total units of any one model purchased during the year without prior written authorization.

    2. "Specials", obsolete/discontinued items or stock over two years old are not eligible for overstock rotation.

    3. All overstock rotation returns must be in new unused original condition as shipped from C.S..

    4.   No overstock returns allowed between 15 October and 31 December.

    5. After inspection and acceptance by CS a full credit will be issued to the Distributor's account.

B.  Material Return Procedure

    1. Cablewave products found to be defective shall be returned within thirty days after inspection and acceptance.

    2. Material returns will be administered in accordance with CS standard sales department procedures.

    3. Defective material must be identified by Sales Order Number, nature of suspected defect or problem, and the MRA (Material Return Authorization) number.

    4. Upon inspection by Cablewave Systems and appropriate credit will be issued to the Distributor's account.




BY: /s/ CHARLES H. LINKE                 DATE: 2/19/96
    -----------------------------          --------------------------
    Charles H. Linke
    V.P. Sales & Mktg.